Exhibit 10.3 STOCK APPRECIATION RIGHTS AGREEMENT (STOCK SETTLED) This STOCK APPRECIATION RIGHTS AGREEMENT (this “SAR Agreement”), dated as of %%OPTION_DATE,’MM/DD/YYYY’%-% (the “Grant Date”), is between ZEBRA TECHNOLOGIES CORPORATION, a Delaware corporation (the “Company”), and %%FIRST_NAME%-% %%LAST_NAME%-% (the “Participant”), relating to a stock appreciation right granted under the Zebra Technologies Corporation 2018 Long-Term Incentive Plan, as amended (the “Plan”). Capitalized terms used in this SAR Agreement without definitions shall have the meanings ascribed to such terms in the Plan. 1. Grant of Stock Appreciation Right. (a) Grant. Subject to the provisions of this SAR Agreement and pursuant to the provisions of the Plan, the Company hereby grants to the Participant as of the Grant Date a stock appreciation right (the “SAR”) covering %%TOTAL_SHARES_GRANTED,’999,999,999’%-% shares (the “SAR Shares”) of the Company’s Class A Common Stock, $0.01 par value per share (the “Stock”), at a price of %%OPTION_PRICE,’$999,999,999.99’%- per share (the “SAR Price”). The SAR is not issued in tandem with an Option. This SAR Agreement shall be null and void unless the Participant accepts this SAR Agreement by either (i) electronically accepting this SAR Agreement through the Company’s electronic delivery and acceptance process operated by Merrill or (ii) executing this SAR Agreement in the space provided below and returning it to the Company, in each case not later than 50 days from the Grant Date. (b) Term of the SAR. Unless the SAR terminates earlier pursuant to other provisions of the SAR Agreement, the SAR shall expire at 5:00 p.m., Central Time, on the seventh (7th) anniversary of the Grant Date (the “Expiration Date”). (c) Non-transferability. The SAR shall be nontransferable, except by will or the laws of descent and distribution, or as otherwise permitted under the Plan. 2. Vesting of the SAR. (a) General Vesting Rule. Prior to the Expiration Date, the SAR shall become and be exercisable as follows: Vesting Date Anniversary Percentage of SAR Exercisable Prior to the first anniversary of the Grant Date 0% On and after the first anniversary of the Grant Date 25% On and after the second anniversary of the Grant Date, an additional 25% On and after the third anniversary of the Grant Date, an additional 25% On and after the fourth anniversary of the Grant Date, an additional 25% provided, however, except as otherwise provided for under this SAR Agreement, the Participant must remain employed by the Company or any Subsidiary continuously

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2 through the applicable vesting dates. (b) Additional Vesting Rules. Notwithstanding Section 2(a), the SAR shall be subject to the following additional vesting rules in the following circumstances: (i) Death or Disability. In the event the Participant’s employment with the Company and/or any Subsidiary is terminated due to Participant’s death or Disability, any unvested portion of the SAR as of the effective date of the Participant’s termination of employment shall immediately become fully vested and exercisable as of 5:00 p.m., Central Time, on the effective date of the Participant’s termination of employment and, together with any unexercised vested portion of the SAR, shall remain exercisable until the earlier of: (A) 5:00 p.m., Central Time, on the Expiration Date; or (B) 5:00 p.m., Central Time, on the date that is one (1) year after the effective date of the Participant’s termination of employment due to the Participant’s death or Disability. In the event of the Participant’s death, the Participant’s beneficiary or estate may exercise all or any portion of the vested SAR. For purposes of this Stock SAR Agreement, “Disability” has the meaning set forth in the employment agreement, if any, between the Company and/or any Subsidiary and the Participant or, if the Participant is not a party to such an agreement, “Disability” has the meaning ascribed to such term in the Plan. (ii) Retirement or Termination by the Company or any Subsidiary other than for Cause. In the event the Participant’s employment with the Company and/or any Subsidiary is terminated due to Participant’s Retirement, or by the Company and/or any Subsidiary other than for Cause, the number of SAR Shares that shall be vested and exercisable as of 5:00 p.m., Central Time, on the effective date of the Participant’s termination of employment shall equal the number obtained by (A) multiplying the total number of SAR Shares granted as of the Grant Date under Section 1(a) by a fraction, the numerator of which is the number of days from but excluding the Grant Date and to and including the effective date of the Participant’s termination of employment, and the denominator of which is 1,461 and (B) subtracting from such product the number, if any, of SAR Shares that vested in accordance with Section 2(a) and became exercisable prior to the effective date of the Participant’s termination of employment. Any unexercised vested portion of the SAR shall remain exercisable until the earlier of: (A) 5:00 p.m., Central Time, on the Expiration Date; or (B) 5:00 p.m., Central Time, on the date that is one (1) year after the effective date of the Participant’s termination of employment due to Retirement; or (C) 5:00 p.m., Central Time, on the date that is ninety (90) days after the effective date of the Participant’s termination of employment by the Company and/or any Subsidiary other than for Cause. For purposes of this SAR Agreement, “Retirement” means the Participant’s voluntary termination of employment with the Company and/or any Subsidiary

3 which meets or exceeds the Rule of 65. The “Rule of 65” means the sum of the Participant’s age (in years) and years of continuous service with the Company (including its predecessors) equals or exceeds sixty-five (65), provided that the Participant must meet both a minimum age of fifty-five (55) and a minimum of five (5) years of continuous service. For purposes of determining Rule of 65, years of age and service equal full years and full completed months; and “Cause” has the meaning set forth in the employment agreement, if any, between the Company and/or any Subsidiary and the Participant or, if the Participant is not a party to such an agreement, “Cause” has the meaning, as determined by the Company in its sole discretion, set forth in the Plan. (iii)Termination for Cause; Breach of Restrictive Covenant. In the event the Participant’s employment with the Company and/or any Subsidiary is terminated for Cause or the Participant breaches any of the Restrictive Covenants (as defined in Section 6), any unexercised SAR, whether vested or not, shall expire as of the date of the event giving rise to the termination for Cause, be forfeited, and be considered null and void. (iv)Other Termination of Employment. In the event the Participant’s employment with the Company and/or any Subsidiary is terminated for any reason other than as provided in Section 2(b)(i), (ii) or (iii), any unexercised vested portion of the SAR as of the effective date of the Participant’s termination of employment shall remain exercisable until the earliest of: (A) 5:00 p.m., Central Time, on the Expiration Date; or (B) 5:00 p.m., Central Time, on the date that is thirty (30) days after the effective date of the Participant’s termination of employment. 3. Exercise of SAR. (a) Notice of Exercise. Prior to the Expiration Date, the vested portion of the SAR may be exercised, in whole or in part, by delivering written notice to the Company in accordance with Section 9(h) and in such form as the Company may require from time to time. Such notice of exercise shall specify the number of SAR Shares to be exercised. (b) Payment. As of the date of exercise of the SAR, the Company shall settle the exercised portion of the SAR as provided in Section 6.6 of the Plan. The amount of the payment for each SAR Share exercised shall equal (i) the Fair Market Value of a share of Stock on the date of exercise, less (ii) the SAR Price for each such exercised SAR Share. The exercised SAR shall be settled in whole shares of Stock, and cash for the value of a fractional share of Stock. (c) Payment of Taxes. If the Company is obligated to withhold an amount on account of any tax imposed as a result of the exercise of the SAR, the Participant shall be required to pay such amount to the Company, as provided in Section 9.10 of the Plan. Alternatively, subject to Company approval, the Participant may elect to withhold a portion of the SAR exercise payment equal to the statutory tax that would be imposed on the exercise, as provided under Section 9.10 of the Plan. The Participant acknowledges and agrees that the Participant is responsible for the tax consequences associated with the grant of the SAR and its exercise. (d) Death Prior to Exercise. In the event of the Participant’s death prior to the exercise of any vested portion of the SAR, the Participant’s beneficiary or estate may exercise the

4 vested SAR. 4. Compliance with Federal and State Law. The Company reserves the right to delay the Participant’s exercise of any portion of the SAR if the Company’s issuance of Stock upon such exercise would violate any applicable federal or state securities laws or any other applicable laws or regulations. The Participant may not sell or otherwise dispose of any portion of the SAR or any Stock in violation of any applicable law. The Company may postpone issuing and delivering any Stock in payment for the exercise of any portion of the SAR for so long as the Company reasonably determines to be necessary to satisfy the following: (i) its completing or amending any securities registration or qualification of the Stock or it or the Participant satisfying any exemption from registration under any federal, state or other law, rule or regulation; (ii) its receiving proof it considers satisfactory that a person seeking to exercise the SAR after the Participant’s death is entitled to do so; and (iii) the Participant complying with any federal, state or other tax withholding obligations. 5. Change in Control. Subject to Section 9.8 of the Plan: (a) Notwithstanding any provision in this Agreement, in the event of a Change in Control pursuant to Section 2.5(c) or (d) of the Plan in connection with which (i) holders of Shares receive consideration consisting solely of shares of common stock that are registered under Section 12 of the Exchange Act (and disregarding the payment of cash in lieu of fractional shares) and (ii) this SAR Agreement is assumed or provision is made for the continuation of this SAR Agreement, then subject to Section 4.3 of the Plan, this SAR Agreement shall continue in accordance with its terms, and there shall be substituted for each SAR Share then subject to this SAR Agreement, the number and class of shares into which each outstanding Share shall be converted pursuant to such Change in Control. In the event of any such substitution, the SAR Price shall be appropriately adjusted by the Board of Directors (the “Board”) or Compensation Committee of the Board (the “Committee”) (whose determination shall be final, binding and conclusive), such adjustments to be made without an increase in the aggregate SAR Price. In the event the Participant’s employment with the Company and/or any Subsidiary is terminated by the Participant for Good Reason or by Zebra or any Subsidiary other than for Cause on or after the date of such Change in Control, then any unvested portion of the SAR as of the effective date of the Participant’s termination of employment shall immediately become fully vested and exercisable and, together with any unexercised vested portion of the SAR, shall remain exercisable until the earlier of: (i) 5:00 p.m., Central Time, on the Expiration Date; or (ii) 5:00 p.m., Central Time, on the date that is ninety (90) days after the effective date of the Participant’s termination of employment. For purposes of this SAR Agreement, “Good Reason” has the meaning set forth in the employment agreement, if any, between the Company and/or any Subsidiary and the Participant or, if the Participant is not a party to such an agreement, “Good Reason” has the meaning set forth in the Plan. (b) Notwithstanding any provision in this Agreement to the contrary, in the event of a

5 Change in Control pursuant to Section 2.5(a) or (b) of the Plan, or in the event of a Change in Control pursuant to Section 2.5(c) or (d) of the Plan as to which Section 5(a) above does not apply, this SAR Agreement shall be surrendered to the Company by the Participant, and this SAR Agreement shall immediately be canceled by the Company, and the Participant shall receive, within ten (10) days following the effective date of the Change in Control, a cash payment from the Company in an amount equal to the number of SAR Shares then subject to this SAR, multiplied by the excess, if any, of the greater of (i) the highest per Share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (ii) the Fair Market Value of a Share on the effective date of the Change in Control, over the SAR Price. 6. Confidentiality, Non-Solicitation and Non-Compete. The Participant agrees, understands, and acknowledges that by executing this SAR Agreement, the Participant shall be bound by, and shall abide by the restrictive covenants set forth in Appendix A of this SAR Agreement (the “Restrictive Covenants”). The Participant further agrees, understands and acknowledges that the scope and duration of the Restrictive Covenants contained in this SAR Agreement are reasonable and necessary to protect a legitimate, protectable interest of the Company and its Subsidiaries, and that the Company, in its sole discretion, may require the Participant, as a condition to the exercise of this SAR, to acknowledge in writing that the Participant has not engaged, and is not in the process of engaging, in any of the activities described in this Section 6. Notwithstanding the foregoing, this Section 6 only applies to the extent permissible by applicable law or regulation. 7. Right of Setoff; Recoupment. (a) Right of Setoff. The Company or any Subsidiary may, to the extent permitted by applicable law and which would not trigger tax under Code Section 409A, deduct from and set off against any amounts the Company or Subsidiary may owe to the Participant from time to time, including amounts payable in connection with this SAR Agreement, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company or a Subsidiary, although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any SAR granted hereunder, the Participant agrees to any deduction or setoff under this Section 7(a). (b) Termination of the SAR; Recoupment. Any SAR granted under this SAR Agreement (including any amounts or benefits arising from such SARs), regardless of whether such SARs are otherwise vested, shall terminate automatically and be subject to clawback and recoupment on the date the Participant violates a Restrictive Covenant or commits an act of theft, embezzlement of funds or fraud involving money or property of the Company or any Subsidiary. Any outstanding, unexercised SARs, whether vested or unvested, shall terminate automatically as of the date of such violation of a Restrictive Covenant or commission of an act of theft, embezzlement or fraud and the Participant shall forfeit such SARs. With respect to any SARs that were exercised within the one (1)-year period prior to the date of such violation of any Restrictive Covenant or commission of an act of theft, embezzlement or fraud, the Participant shall pay the Company, within forty-five (45) calendar days of receipt by the Participant of a written demand therefor, or pursuant to such other time frame as the Company, in its sole discretion, agrees to in writing with the Participant, an amount in cash determined by multiplying the number of

6 Shares as to which the SAR was exercised by the difference between (i) the Fair Market Value of a Share on the date of such exercise and (ii) the SAR Price per SAR (without reduction for any Shares withheld by the Company pursuant to Section 3(a)). (c) Injunctive Action. The Participant acknowledges that if he or she violates the terms of Sections 6 or 7, the injury that would be suffered by the Company and/or a Subsidiary as a result of a breach of the provisions of this SAR Agreement (including any Restrictive Covenant described in Section 6 or provision of Section 7(b)) would be irreparable and that an award of monetary damages to the Company and/or a Subsidiary for such a breach would be an inadequate remedy. Consequently, the Company and/or a Subsidiary will have the right, in addition to any other rights it may have, including the right to forfeiture and clawback under this SAR Agreement, to obtain injunctive relief to restrain any breach or threatened breach or otherwise to specifically enforce any provision of this SAR Agreement, and the Company and/or Subsidiary will not be obligated to post bond or other security in seeking such relief. Without limiting the Company’s or Subsidiary’s rights under this Section 7 or any other remedies of the Company or a Subsidiary, if the Participant breaches any Restrictive Covenant described in Section 6 or the provisions of Section 7(b), the Company will have the right to cancel this SAR Agreement. (d) Attorneys’ F e e s . In addition to the rights available to the Company and its Subsidiaries under Sections 7(b) and 7(c), if the Participant violates the terms of Sections 6 or 7 at any time, the Company shall be entitled to reimbursement from the Participant of any fees and expenses (including attorneys’ fees) incurred by or on behalf of the Company or any Subsidiary in enforcing the Company’s or a Subsidiary’s rights under this Section 7. In addition to any injunctive relief sought under Section 7(c), and whether or not the Company or any Subsidiary elects to make any set-off in whole or in part, if the Company or any Subsidiary does not recover by means of set-off the full amount the Participant owes to the Company or any Subsidiary, calculated as set forth in this Section 7(d), the Participant agrees to immediately pay the unpaid balance to the Company or any Subsidiary. (e) Clawback Policy; Recoupment. Notwithstanding any other provision of this SAR Agreement to the contrary, any SAR granted under this SAR Agreement (including any amounts or benefits arising from such SARs) shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of the Company’s Clawback Policy, as it may be amended from time to time (the “Policy”). The Participant agrees and consents to the Company’s application, implementation and enforcement of (i) the Policy or any similar policy established by the Company that may apply to the Participant and (ii) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, and expressly agrees that the Company may take such actions as are necessary to effectuate the Policy, any similar policy (as applicable to the Participant) or applicable law without further consent or action being required by the Participant. The Company’s rights under the Policy shall be in addition to, and not in substitution of, the Company’s rights under this SAR Agreement or otherwise and, in all events, the terms of the Policy shall prevail to the extent that the terms of the Policy conflict with this SAR Agreement or any other plan, program, agreement or arrangement. 8. Nature of Grant. In accepting the grant of this SAR, the Participant acknowledges, understands and agrees that:

7 (a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (b) the grant of SARs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of an award, or benefits in lieu of an award, even if SARs have been granted in the past; (c) all decisions with respect to future grants of SARs or other grants, if any, will be at the sole discretion of the Company; (d) the Participant is voluntarily participating in the Plan; (e) the SAR and the Stock subject to the SAR, and the income from and value of same, are not intended to replace any pension rights or compensation; (f) the SAR and the Stock subject to the SAR, and the income from and value of same, are not part of normal or expected compensation for purposes of, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments; (g) unless otherwise agreed with the Company in writing, the SAR and the Stock subject to the SAR, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Participant may provide as a director of a Subsidiary; (h) the future value of the underlying Stock is unknown, indeterminable and cannot be predicted with certainty; and (i) no claim or entitlement to compensation or damages shall arise from forfeiture of SARs resulting from the termination of the Participant’s employment (for any reason whatso ever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any) . 9. Miscellaneous Provisions. (a) No Service or Employment Rights. No provision of this SAR Agreement or of the SAR granted hereunder shall give the Participant any right to continue in the service or employ of the Company or any Subsidiary, create any inference as to the length of employment or service of the Participant, affect the right of the Company or any Subsidiary to terminate the employment or service of the Participant, with or without Cause, or give the Participant any right to participate in any employee welfare or benefit plan or other program (other than the Plan) of the Company or any Subsidiary. (b) Stockholder Rights. Until the SAR shall have been duly exercised and Stock has been officially recorded as issued on the Company’s official stockholder records, no person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of such Stock, and adjustments for dividends or otherwise shall be made only if the record date thereof is subsequent to the date such shares are recorded and after the date of exercise and without

8 duplication of any adjustment. (c) Plan Document Governs. The SAR is granted pursuant to the Plan, and the SAR and this SAR Agreement are in all respects governed by the Plan and subject to all of the terms and provisions thereof, whether such terms and provisions are incorporated in this SAR Agreement by reference or are expressly cited. Any inconsistency between the SAR Agreement and the Plan shall be resolved in favor of the Plan. The Participant hereby acknowledges receipt of a copy of the Plan. (d) Administration. This SAR Agreement and the rights of the Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and procedures as the Committee may adopt for administration of the Plan. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this SAR Agreement, all of which shall be binding upon the Participant. (e) Use of Personal Data. By accepting or executing this SAR Agreement, the Participant acknowledges and agrees to the collection, use, processing and transfer of certain personal data, including his or her name, salary, nationality, job title, position, and details of all past Awards and current Awards outstanding under the Plan (“Data”), for the purpose of managing and administering the Plan. The Participant is not obliged to consent to such collection, use, processing and transfer of personal data, but a refusal to provide such consent may affect his or her ability to participate in the Plan. The Company or its Subsidiaries may transfer Data among themselves or to third parties as necessary for the purpose of implementation, administration and management of the Plan. These various recipients of Data may be located elsewhere throughout the world. The Participant authorizes these various recipients of Data to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan. The Participant may, at any time, review Data with respect to the Participant and require any necessary amendments to such Data. The Participant may withdraw his or her consent to use Data herein by notifying the Company in writing; however, the Participant understands that by withdrawing his or her consent to use Data, the Participant may affect his or her ability to participate in the Plan. (f) Severability. If a provision of this SAR Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction then that provision is to be construed either by modifying it to the minimum extent necessary to make it enforceable (if permitted by law) or disregarding it (if not), and that shall not affect the validity or enforceability in that jurisdiction of any other provision of this SAR Agreement; , or the validity or enforceability in other jurisdictions of that or any other provision of this SAR Agreement. (g) Waiver; Cumulative Rights. The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time

9 to time. (h) Notices. Any notice which either party hereto may be required or permitted to give the other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed to the Chief Legal Officer, General Counsel & Corporate Secretary of the Company, at its then corporate headquarters, and the Participant at the Participant’s address (including any electronic mail address) as shown on the Company’s records, or to such other address as the Participant, by notice to the Company, may designate in writing from time to time. The Participant hereby consents to electronic delivery of any notices that may be made hereunder. (i) Acknowledgments. The Participant acknowledges that the Participant has been provided 14 calendars days within which to consider this Agreement. If the Participant elects not to take the entire 14 calendar days to consider this Agreement, the Participant has done so voluntarily. The Participant further acknowledges that the Participant was advised in writing that the Participant has the right to consult with an attorney before signing this Agreement. (j) Counterparts. This SAR Agreement may be signed in counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument. (k) Successors and Assigns. This SAR Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors and no consent is required from the Participant for such assignment. (l) Electronic Delivery and Acceptance. The Company, in its sole discretion, may decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. (m) Change in Position. If the Company and/or its Subsidiaries changes the Participant’s position or title with the Company and its Subsidiaries, or transfers the Participant from one affiliate to another, this SAR Agreement and my obligations hereunder will remain in force. (n) Governing Law. This SAR Agreement and the SAR granted hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to provisions thereof regarding conflict of laws. (o) Entire Agreement. This SAR Agreement, together with the Plan, constitutes the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction. (p) Amendment. Any amendment to this SAR Agreement shall be in writing and signed by an executive officer of the Company or the VP, Rewards. (q) Headings and Construction. The headings contained in this SAR Agreement are for reference purposes only and shall not affect the meaning or interpretation of this SAR

10 Agreement. This SAR Agreement is intended to be a stock right excluded from the requirements of Code Section 409A. The terms of this SAR Agreement shall be administered and construed in a manner consistent with the intent that it be a stock right excluded from the requirements of Code Section 409A. IN WITNESS WHEREOF, the Company has caused this SAR Agreement to be duly executed by an officer thereunto duly authorized, and the Participant has electronically accepted this SAR Agreement through the Company’s electronic delivery and acceptance process operated by Merrill or hereunto set his or her hand, all as of the day and year first above written. ZEBRA TECHNOLOGIES CORPORATION By: Name: Anders Gustafsson Title: Chief Executive Office